Related party transactions	12 Months Ended
Dec. 31, 2023
Related Party [Abstract]
Related party transactions	Related party transactions
The Company has entered into an agreement with a charitable organization (Open World Learning Inc.) associated with Intercap Equity Inc. This agreement provides access to our platform at a lower cost than the market rate.

Key management personnel are those persons having the authority and responsibility for planning, directing and controlling activities of the Company, directly or indirectly. Key management personnel includes the Company’s Directors and Officers.

Compensation awarded to key management personnel for the years ended December 31, 2023 and 2022 is as follows:

	December 31,
	2023	2022
	$	$
Salaries and benefits	4,689	3,460
Share-based compensation	4,318	2,933
	9,007	6,393